PAMET SYSTEMS, INC.
1000 Main Street
Acton, Massachusetts 01720
___________________________

NOTICE OF ANNUAL
MEETING OF STOCKHOLDERS
____________________________


Acton, Massachusetts
May 14,  1998

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PAMET SYSTEMS, INC. (the "Company"), a Massachusetts corporation, will be held at the executive offices of the Company, 1000 Main Street, Acton, Massachusetts 01720 on June 12, 1998, at 10:00 a.m. (Eastern Standard Time), for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy Statement:

1. To elect Dr. Stanley J. Robboy and David T. McKay to serve as directors for a term of three years (expiring in 2001) and until their respective successors are elected and qualified: and
2. To approve the adoption of the Pamet Systems, Inc. 1998 Stock Option Plan (the 1998 Plan).
3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only those stockholders of record at the close of business on April 17, 1998 shall be entitled to receive notice of, and vote at the meeting and any adjournment(s) thereof. Such stockholders may vote in person or by proxy. The stock transfer books will not be closed.
All stockholders are cordially invited to attend the meeting in person. In any event, please mark your votes, then date, sign and return the accompanying proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.
The Annual Report of the Company for the fiscal year ended December 31, 1997 is also enclosed.
By order of the Board Of Directors



ARTHUR V. JOSEPHSON, JR. Clerk

PAMET SYSTEMS, INC.
1000 Main Street
Acton, Massachusetts 01720
___________________

PROXY STATEMENT
___________________

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12,1998

This Proxy Statement is furnished to holders of Common Stock, $.01 par value per share (the "Common Stock") of Pamet Systems, Inc. (the "Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders to be held at the executive offices of the Company, 1000 Main Street, Acton, Massachusetts on June 12, 1998, at 10:00 a.m., and at any and all adjournments thereof. Stockholders may revoke the authority granted by their execution of proxies at any time prior to their use by filing with the Clerk of the Company a written revocation or duly executed proxy bearing a later date or by attending the meeting and voting in person. Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company. The Company may also enlist the aid of brokerage houses in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company. This proxy statement and accompanying form of proxy are being mailed to stockholders on or about May 14, 1998.

Shares of the Company's Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them (i) FOR the election of Dr. Stanley J. Robboy and David T. McKay to serve as directors for a term of three years (expiring in 2001) and until their successors are elected and qualified and (ii) FOR the adoption of the 1998 Plan and
(iii) in the discretion of such persons named in the proxy on any other proposals to properly come before the meeting or any adjournment thereof.

VOTING
Only stockholders of record at the close of business on April 17, 1998 will be entitled to vote at the meeting or any and all adjournments thereof. As of April 17, 1998, the Company had issued and outstanding 2,535,250 shares of Common Stock. Each holder of Common Stock will be entitled to one vote for each share of Common Stock registered in his or her name on the record date. The holders of fifty-one percent (51%) of the outstanding shares of Common Stock constitute a quorum and are required to be present in person or by proxy to conduct business at the meeting.

Directors are elected by a plurality of the votes cast at the meeting. A favorable vote of a majority of the votes cast at the meeting is necessary to adopt the 1998 Plan. Abstentions are counted as a vote against the 1998 Plan but have no effect on the election of directors. Broker non-votes will have no effect on the outcome of the matters scheduled to be considered at the Annual Meeting. The Board of Directors recommends a vote FOR each of the nominees named below and for the adoption of the 1998 Plan.

ELECTION OF DIRECTORS

The Board of Directors is divided into three classes. One class of directors will be elected at the 1998 Annual Meeting. The directors in Class II, Dr. Stanley J. Robboy and David T. Mc Kay, are nominated for a term of three years and until their successors are duly elected and have qualified. Each nominee has indicated to the Company that he is willing to serve as a director of the Company if elected, and the Board of Directors has no reason to believe that any of the nominees will become unable or unwilling to serve. However, in the event that any nominee should become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors.
The information set forth below as to the ages and principal occupations of these nominees and the other members of the Board of Directors has been furnished to the Company by such nominees or directors.


NOMINEES WHOSE TERMS EXPIRE IN 2001
(Class II)
Director Name          Age   Principal Occupation               Director Since
                                                                 1990
Dr. Stanley J. Robboy  56    Since January 1998, Dr. Robboy
                             has been Vice Chairman of the
                             department of Pathology at Duke
                             University Medical Center which is in
                             addition to the positions he has held
                             since April 1993 Since April 1993 he
                             has been Professor of Pathology,
                             Obstetrics and Gynecology and Head of
                             the Division of Gynecologic Pathology
                             of the Department of Pathology at Duke
                             University Medical Center. From January
                             1992 through April 1993, Dr. Robboy was
                             Professor of Pathology and Chief of the
                             Division of Surgical Pathology of the
                             Department of Pathology at Duke
                             University Medical Center.


David T. McKay         55    President and Chief Executive       1997
                             Officer of the Company since June 1997.
                             Mr. McKay served as the Global Systems
                             Manager for Mobil Oil, an oil production
                             company, from 1996 to 1997. From 1994 to
                             1996 he was the Vice President of
                             Information Systems at Moore Corporation,
                             a business forms company. From 1992 to
                             1994 he was a Vice President of Gartner
                             Group, a computer consulting firm.

DIRECTORS WHOSE TERMS EXPIRE IN 2000
(Class I)

                                                                Director Since
Director Name          Age     Principal Occupation

Richard C. Becker      52      Mr. Becker has been               1991
                               Vice President Finance and
                               Administration since June 1997,
                               Assistant Clerk since February
                               1991 and Treasurer since May 1991.
                               He was Vice President and Chief
                               Operating officer of the Company
                               from June 1993 through May 1997 and
                               Vice President of Finance and
                               Administration of the Company from
                               January 1991 through June 1993.

Arthur V. Josephson,Jr 54      Mr. Josephson has served          1988
                               as Clerk for the Company since
                               September 1990.In addition
                               to his responsibilities to the
                               Company, since 1985 Mr. Josephson
                               has served as an accounting
                               consultant to a number of clients
                               in Massachusetts. Mr. Josephson
                               also served as the Treasurer of
                               Assabet Valley Home Health
                               Association,Inc.,a visiting nurse
                               agency, from 1977 through October
                               1994.

Bruce J. Rogow         52      Mr. Rogow has served as           1997
                               a Gartner Group Fellow since 1992
                               and executive principal of Rogow
                               Opportunity Capital, a private
                               investment firm, since 1997.


DIRECTORS WHOSE TERMS EXPIRE IN 1999
(Class III)

                                                                Director Since
Director Name          Age     Principal Occupation

Dr. Joel B. Searcy     62      Dr.Searcy has been Chairman       1987
                               of the Board of Directors
                               of the Company since the Company's
                               inception in 1987, was President
                               and CEO until June 1997,Treasurer
                               until May 1991 and served as Clerk
                               until September 1990.

Lee Spelke             65      Mr. Spelke has been a             1990
                               financial consultant since 1994
                               and served as President of Spelke
                               Financial Services, Inc., a
                               financial consulting firm, for more
                               than five years, through 1994.
THE BOARD OF DIRECTORS AND ITS COMMITTEES

During the fiscal year ended December 31, 1997 the Board of Directors of the Company held twelve meetings. During such period, each of the current directors of the Company attended 75% or more of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings held by all committees of the Board on which such director served.

The Board of Directors has two committees, an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee.

The Audit Committee consists of Lee Spelke, Bruce J. Rogow and
Stanley J. Robboy. The Audit Committee acts as a liaison between the Company and its independent auditors and reports on matters pertaining to the Company's independent audit and the Company's accounting policies The Audit Committee met once during fiscal 1997.

The Compensation Committee consists of Arthur Josephson, Jr., Bruce
J. Rogow, Stanley Robboy, and Lee Spelke. The Compensation Committee was formed to make recommendations to the Board of Directors with respect to the compensation of the officers of the Company for each year and to administer the Company's employee benefit plans. The
Compensation Committee met once during fiscal 1997.

Directors who are not officers of the Company are entitled to receive an annual stipend of $1,000 for serving on the Board and its committees and reimbursement for out-of-pocket expenses in connection with their attendance at directors' meetings. Additionally, each non-employee director who is a director of the Company on the last day of a calendar year or has ceased to be a director during the calendar year due to his or her death or attainment of an age greater than 65 is automatically granted a non-qualified stock option to purchase 2,000 shares of Common Stock on January 1 of the succeeding calendar year at the fair market value per share on the date of grant.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's executive officers and directors are required under
Section 16(a) of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company. Based solely on the Company's review of the copies of such reports it has received, the Company believes that all of its other executive officers and directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them except that Richard C. Becker and Dr. Stanley J.
Robboy were each late in filing two Form 4s and one Form 5 (each such late filing related to one transaction), Dr. Joel B. Searcy was late in filing one Form 5 (which related to three transactions) and Laurence B. Berger, a former director, was late in filing one Form 4
(such late filing related to one transaction).


SECURITY OWNERSHIP OF CERTAIN STOCKHOLDERS

The following table provides information regarding beneficial ownership as of April 17, 1998 of the Company's Common Stock as to
(i) each nominee and director of the Company, (ii) each of the Named
Executive Officers (hereafter defined), (iii) each person who is known to the Company to be the beneficial owner of more than 5% of the Company's voting securities and (iv) all directors and executive officers as a group. The information set forth below as to nominees, directors, and officers has been furnished to the Company by such nominee, officer or director.



                                                  Percent of Common
Name and Address of        Amount and Nature of   Stock (if over 1%)
Beneficial Owner           Beneficial Ownership   Owned Beneficially
Dr. Joel B. Searcy                    417,727(1)                16.3%
1000 Main Street
Acton, MA 01720

David T. McKay                        50,000(2)                 1.9%

Lee Spelke                            16,000(3)
Richard C. Becker                     97,000(4)                 3.7%
Arthur V. Josephson, Jr.              55,750(5)                 2.2%

Dr. Stanley J. Robboy                 253,500(6)                9.8%
104 Donegal Drive
Chapel Hill, NC  27514

Calvin Hori                           145,000(7)                5.7%
35 Norwich Road
Wellesley, MA 02181

Henry Mehlman                         161,698(8)                6.4%
40 Bartlett Street
Marblehead, MA 01945

Bruce J. & Winnie R. Rogow            476,250(9)                18.9%
220 Ocean Avenue
Marblehead, MA 01945

All directors and executive           1,366,227(10)             48.7%
officers as a group (6 people)

(1) Includes 22,000 shares issuable upon the exercise of currently exercisable options. See "Certain Relationships and Related transactions."

(2) Represents 50,000 shares issuable upon the exercise of currently exercisable options.

(3) Includes 14,000 shares issuable upon the exercise of currently exercisable options

(4) Includes 96,000 shares issuable upon the exercise of currently excisable options. See "Certain Relationships and related Transactions"
(5) Includes 31,000 shares issuable upon the exercise of currently exercisable options.
(6) Includes 58,000 shares issuable upon the exercise of currently exercisable options.

(7) As reported on Schedule 13D filed with the Securities and Exchange Commission on August 11,1995.

(8) As reported on Schedule 13D filed with the Securities and Exchange Cornmission on June 5,1995.

(9) As reported on Amendment No.2 to the Schedule 13D filed with the Securities and Exchange Commission on March 12, 1998, filed by Bruce J. Rogow and Winnie R. Rogow relating to the beneficial ownership of (i) 5,000 shares of Common Stock held by Mr. Rogow's 401(k) account, (ii) 20,000 shares held by Mr. Rogow's retirement money purchase account, (iii) 95,000 shares of Common Stock held jointly, (iv) 4,000 shares held by Mrs. Rogow as custodian for Mr. and Mrs. Rogow's minor child, (v) 325,000 shares of Common Stock held by Rogow Opportunity Capital, LLC, a Massachusetts limited liability company ("Rogow Opportunity") of which Mr. and Mrs. Rogow are the sole members, and (vi) warrants (the "Warrants") held by Rogow Opportunity exercisable at any time or from time to time prior to March 2, 2003, to purchase up to 31,250 shares of Common Stock at an exercise price of $4.25 per share.
(10) Includes 271,000 shares issuable upon the exercise of currently exercisable options held by all directors and officers of the Company as a group.





EXECUTIVE COMPENSATION

The following table sets forth the compensation for services in all capacities paid by the Company during the three fiscal years ended December 31, 1997 to the chief executive officer and the executive officers whose total cash compensation exceeded $100,000 during the fiscal year ended December 31, 1997. The table excludes perquisites and other personal benefits which are less than 10% of the total annual salary and bonus for Named Executive Officers.

The "Named Executive Officers Summary  Compensation Table"

              Annual Compensation        Long Term
                                         Compensation
Name and Principal                       Securities Under
Position             Year     Salary     lying Options #
Dr. Joel B. Searcy   1997     $132,000        10,000
Chairman             1996      120,000        10,000
                     1995      121,340

David T. Mckay       1997       93,334(1)     150,000
President and Chief
Executive Officer

(1)(Represents salary from June 1, 1997, the date on which Mr. McKay commenced employment)



Option Grants In The Last Fiscal Year

The following table sets forth each grant of stock options made during the year ended December 31, 1997 to each Named Executive
Officer who received options during such year.

                                                                     (1)
                                                             Potential Realized
               Number of     % of Total                      Value at Assumed
               Securities    Options                           Annual Rates of
               Underlying    Granted to                        Stock Price
               Options       Employees in  Exercise  Expir-    Appreciation
               Granted       Fiscal year   Price     ation     for Option Term
Name           (#)           (%)           ($/sh)    Date      5%      10%
Joel B. Searcy 10,000        18.4%         3.50      10/4/06  $22,011  $55,650

David T. McKay 50,000        21.3%         2.75      5/30/07  $86,487  $219,175
               100,000       42.6%         3.25      8/27/07  $204,425 $578,050

(1) Potential realizable values are based on the fair market value per share as determined by the Company on the date of the grant and represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The dollar amounts set forth in these columns are the results of calculations at the five percent and ten percent rates set by the Securities and Exchange Commission, and are not intended to forecast future appreciation, if any, of the Company's Common Stock price. There can be no assurance that such potential realizable values will not be more or less than that indicated in the table above.


Employment Agreements

Dr. Joel B. Searcy was employed by the Company pursuant to an employment agreement which commenced on November 8, 1990, and terminated on December 31, 1993, but which was renewed through April 30, 1997. On May 30, 1997, Dr. Search entered into a new employment agreement with the Company which terminates on December 31, 1999, under which Dr. Searcy will serve as Chairman of the Board of the Company. The term of the employment agreement will automatically renew for an additional one year term if neither party give the other notice of its intent not to renew at least 180 days prior to the expiration date of the initial term or any extensions thereof. Pursuant to his new employment agreement, Dr. Searcy is to receive a base salary of $132,000 per annum, the use of an automobile and certain other fringe benefits during the term of the agreement. In addition, Dr. Searcy may receive bonus compensation, including grants of stock options or other equity of the Company, at the discretion of the Board of Directors of the Company.

Pursuant to Dr. Searcy's employment agreement, Dr. Searcy may be terminated by the Company at any time upon written notice to Dr. Searcy with or without cause or by Dr. Searcy upon a constructive termination, change of control of the Company or upon 2 months prior written notice. In the event that Dr. Searcy's employment is terminated by the Company for cause (as defined in the agreement) or voluntarily by Dr. Searcy, Dr. Searcy will be entitled only to compensation and benefits accrued through the date of such termination. If Dr. Searcy's employment is terminated as the result of constructive termination (as defined in the agreement) or by the Company without cause, he will receive (i) his base salary and all fringe benefits until the later of twelve months from the date of termination or the expiration date of the employment agreement and
(ii) an additional bonus amount for each twelve month portion of such period equal to the highest annualized bonus paid to him during the term. In the event that Dr. Searcy's employment is terminated which 90 days following a change of control, he will be entitled to receive, in addition to all compensation and benefits accrued through the date of such termination, a lump sum amount equal to 2.99 multiplied by the sum of (i) his base salary and (ii) all bonus compensation paid or payable for the most recent year. For purposes of Dr. Searcy's employment agreement, a "change of control" is defined as (i) the election at a meeting of the Company's stockholders of directors, a majority of whom are not nominated by the incumbent Board of Directors, or (ii) the acquisition by any person or entity, other than the Company, Dr. Searcy or any group with which he is affiliated, or any person who was a member of the Board of Directors of the Company as of June 1, 1997, of beneficial ownership of 30% or more of the securities entitled to vote for the election of directors, subject to certain exceptions set forth in the agreement.

Pursuant to Dr. Searcy's employment agreement for a period of twenty-four months following termination of his employment with the Company, Dr. Searcy will not compete directly or indirectly, with any service or product made or sold by the Company without the Company's prior written consent. In addition, during the term of his employment and for a period of twenty-four months following the termination thereof, Dr. Searcy may not, directly or indirectly, (i) recruit employees of the Company or induce them to terminate their employment with the Company or (ii) contact, solicit, or sell to any of the customers or prospective customers of the Company.

David T. McKay entered into an employment agreement with the Company, dated as of May 30, 1997, pursuant to which Mr. McKay will serve as President and Chief Executive Officer of the Company for a term commencing on June 1, 1997, and terminating on the first anniversary thereof. The term of the employment agreement will automatically renew for any additional one year term if neither party give the other notice of its intent not to renew at least 90 days prior to the expiration date and, unless 90 days non-renewal notice is given by either party prior to the end of such first renewal period, the agreement will automatically extend for an additional two year period. Pursuant to his employment agreement, Mr. McKay is to receive a base salary of $160,000 per annum, additional contractual salary based on performance levels, including grants of stock options or other equity of the Company, at the discretion of the Board of Directors of the Company, and certain other fringe benefits during the term of the agreement. The employment agreement also provides that, on the commencement date of Mr. McKay's employment he will receive fully-vested options to purchase 50,000 shares of the common stock of the Company and, if Mr. McKay is employed on August 25, 1997, he will receive additional options to purchase 100,000 share of the common stock of the Company which will vest at the rate of 25% per year.

Except as described below, the termination provisions of Mr. McKay's employment agreement are substantially identical to those in Mr. Searcy's employment agreement, describe above. In the event that during (a) the first year or (b) second year of Mr. McKay's employment with the Company, his employment is terminated as the result of constructive termination (as defined in the agreement) or by the Company without cause, in addition to compensation and benefits accrued through the date of such termination, he will only be entitled to receive his base salary and all fringe benefits and additional bonus amounts for an additional (a) three months period or
(b) six month period, respectively.

Mr. McKay's employment agreement includes non-competition and non-solicitation provisions which are substantially to those in Dr. Searcy's employment agreement described above.

Richard C. Becker entered into an employment agreement with the Company, dated as of May 30, 1997, pursuant to which Mr. Becker will serve as Vice President of the Company for a term commencing June 1, 1997 and terminating on December 31, 1999. The term of the employment agreement will automatically renew for an additional one year term if neither party gives the other notice of its intent not to renew at least 180 days prior to the expiration date of the initial term of any extensions thereof. Pursuant to his employment agreement, Mr. Becker is to receive a base salary of $93,500 per annum, bonus compensation, including grants of stock options or other equity of the Company, at the discretion of the Board of Directors of the Company, and certain other fringe benefits during the term of the agreement.

Mr. Becker's employment agreement contains termination provisions, and non-competition and non-solicitation provisions which are substantially identical to those in Dr. Searcy's employment agreement described above.



Option Plan

The Company maintains the Pamet Systems, Inc. 1990 Stock Option Plan (the "1990 Plan"), which was adopted by the Board and approved by the stockholders of the Company in September 1990. The 1990 Plan, which has a maximum of 400,000 shares of Common Stock reserved for issuance, provides for the discretionary grant of options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to key employees of the Company and of non-qualified stock options to key employees and consultants (but not non-employee directors) of the Company, and for the automatic grant of non-qualified options to non-employee directors of the Company. See "The Board of Directors and its Committees". The maximum number of shares available under the 1990 Plan have been granted.


APPROVAL OF THE PAMET SYSTEMS, INC. STOCK OPTION PLAN

General

The Board of Directors adopted on May 6, 1998 a new incentive stock option plan entitled the "Pamet Systems, Inc. 1998 Stock Option Plan (the "1998 Plan") for officers, directors and key employees of, and consultants to, the Company. The 1998 Plan will be effective upon stockholder approval at the 1998 Annual Meeting. The Board of Directors believes that the 1998 Plan will assist the Company in attracting, retaining and rewarding key employees and will enable such employees to acquire or increase a proprietary interest in the Company and thus align the interests of such employees and the Company's stockholders.

The 1998 Plan is intended to supplement the Company's 1990 Plan (the "1990 Plan"). All 400,000 shares authorized under the 1990 Plan have been utilized. Any stock option, to the extent it is still outstanding, previously granted under the 1990 Plan will remain outstanding in accordance with its terms.

A summary of the principal provisions of the 1998 Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the 1998 Plan, which is attached as Exhibit A to this Proxy Statement. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the 1998 Plan.

Administration

The 1998 Plan will be administered by the Board of Directors or, in its discretion, a Compensation Committee (the "Committee") of the Board of Directors, provided that the Committee satisfies the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee is authorized, among other things, to construe, interpret and implement the provisions of the 1998 Plan, to select the employees to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the 1998 Plan.

Shares Available

The aggregate number of shares of Common Stock available for issuance under the 1998 Plan will be 250,000, subject to adjustment as described below. Such shares may be authorized and unissued shares or treasury shares. If any shares of Common Stock subject to an Option are forfeited or the Option is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares, the shares subject to such Option will again be available for awards. If the Committee determines that any stock dividend, recapitalization, split, reorganization, merger, consolidation, combination, repurchase, or other similar corporate transaction or event affects the Common Stock or the book value of the Company such that adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, then the Committee may make appropriate adjustments. The Committee may also adjust performance conditions and other terms of Options in response to unusual or nonrecurring events or to changes in applicable laws, regulations, or accounting principles, except to the extent that such adjustment would adversely affect the status of any outstanding Option as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Options

Pursuant to the 1998 Plan, the Committee is authorized to grant incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and nonqualified stock options ("NQSOs" and together with ISOs, "Options"). The exercise price per share of Common Stock subject to an Option is determined by the Committee, provided that the exercise price for an ISO may not be less than the fair market value of the Common Stock on the date of grant (110% of fair market value in the case of a grant of an ISO to a 10% shareholder of the Company). The Committee may grant Options alone, in addition to, in tandem with, or in substitution for, any other Option under the 1998 Plan, or any other option or incentive granted under other Company plans or other rights to payment from the Company. Options granted in addition to or in tandem with other Options may be granted either at the same time or at different times. If an Option is granted in substitution for another Option, the participant must surrender such other Option in consideration for the grant of the new Option. The terms of each Option, the times at which each Option will be exercisable, and provisions requiring forfeiture of unexercised Options at or following termination of employment will be fixed by the Committee. However, no ISO will have a term exceeding ten years (5 years in the case of a grant of an ISO to a 10% shareholder of the Company). Options may be exercised by payment of the exercise price in cash or in Common Stock, outstanding Options or other property (including notes or obligations to make payment on a deferred basis, or through "cashless exercises") having a fair market value equal to the exercise price, as the Committee may determine from time to time.

The maximum number of shares of Common Stock which may be granted as Options to any participant in any calendar year shall not exceed
100,000 shares of Common Stock.

Other Terms of Options

Options granted under the 1998 Plan may not be pledged or otherwise encumbered. Generally, unless the Committee determines otherwise in its discretion, Options are not transferable except by will or by the laws of descent and distribution.

The 1998 Plan grants the Committee broad discretion in the operation and administration of the 1998 Plan. This discretion includes the authority to make adjustments in the terms and conditions of, and the criteria included in performance conditions related to, any Options in recognition of unusual or nonrecurring events affecting the Company, to take account of a change in the Company's strategy, performance of comparable companies or other circumstances, or in response to changes in applicable laws, regulations or accounting principles. However, no such adjustment may adversely affect the status of any outstanding Option as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986.

Change of Control

In the event of a change of control of the Company, all Options granted under the 1998 Plan that are outstanding and not yet vested or exercisable, will become immediately 100% vested in each participant, and will be exercisable for the remaining duration of the Option. All Options that are exercisable as of the effective date of the change of control will remain exercisable for the remaining duration of the Option.

Under the 1998 Plan, a change of control occurs upon any of the following events: (i) the acquisition, in one or more transactions, of beneficial ownership by any person or group, (other than all trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary), of any securities of the Company such that, as a result of such acquisition, such person or group, either beneficially owns, directly or indirectly, more than 30% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors; (ii) a change in the composition of the Board of Directors such that a majority of the members of the Board of Directors are not Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company, in one or more transactions, of all or substantially all the Company's assets. The foregoing events will not be deemed to be a change of control if the transaction or transactions causing such change were approved in advance by the affirmative vote of at least a majority of the Continuing Directors.

Amendment and Termination

The 1998 Plan is of indefinite duration continuing until all shares of Common Stock reserved therefore have been issued or until terminated by the Board of Directors. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 1998 Plan or the Committee's authority to grant awards thereunder without further stockholder approval or the consent of the participants; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Option theretofore granted and any option agreement relating thereto. Further, the Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Option theretofore granted and any option agreement relating thereto; provided, however, that without the consent of an affected Participant no such amendment, alteration, suspension, discontinuation, or termination of any Option may materially and aversely affect the rights of such Participant under such Option.

Certain Federal Income Tax Consequences to the Company and the
Participant

Set forth below is a description of the federal income tax consequences under the Code, of the grant and exercise of the benefits awarded under the 1998 Plan.

There will be no federal income tax consequences to employees, directors or the Corporation on the grant of a NQSO. On the exercise of a NQSO, the holder will have taxable ordinary income equal to the excess of the fair market value of the shares of Common Stock received on the exercise date over the Option price of the shares. The Corporation will be entitled to a tax deduction in an amount equal to such excess, provided the Corporation complies with applicable withholding and/or reporting rules. Any ordinary income realized by a holder upon exercise of a NQSO will increase his tax basis in the Common Stock thereby acquired. Upon the sale of Common Stock acquired by exercise of a NQSO, holders will realize capital gain or loss (assuming that the holder holds such Common Stock as a capital asset (i.e., generally for investment)). Recent legislation has created various categories of capital gains applicable to individuals.

An employee or director who surrenders shares of Common Stock in payment of the exercise price of a NQSO will not recognize gain or loss on his surrender of such shares, but will recognize ordinary income on the exercise of the NQSO as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of exercise.

If the Corporation delivers cash, in lieu of fractional shares, or shares of Common Stock to an employee pursuant to a cashless exercise program, the employee will recognize ordinary income equal to the cash paid and the fair market value of such shares as of the date of the exercise. An amount equal to any such ordinary income will be deductible by the Corporation, provided it complies with applicable withholding and/or reporting requirements.

The exercise of any portion of an Option that is accelerated, as a result of a change in control or a similar event, may cause payments with respect to such accelerated Options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Corporation in whole or in part and may subject the employee or director to a non-deductible 20% federal excise tax on all or a portion of such payment in addition to other taxes ordinarily payable.

The 1998 Plan is not subject to any provisions of the Employee
Retirement Income Security Act of 1974 and is not required to be qualified under Section 401(a) of the Code.

Section 162(m) Provisions

The 1998 Plan was designed to permit the deduction by the Company of the compensation realized by certain officers in respect of NQSO's granted under the 1998 Plan which is intended by the Committee to qualify as "performance-based compensation" under Section 162(m) of the Code. Section 162(m) of the Code generally disallows a deduction to the Company for compensation paid in any year in excess of $1 million to any Covered Employee. Certain compensation, including compensation that meets the specified requirements for "performance-based compensation," is not subject to this deduction limit. The compensation element of NQSOs granted under the 1998 Plan with an exercise price at least equal to the fair market value of the Common Stock on the date of grant should not be subject to the deduction limit of Section 162(m) of the Code.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.
Adoption of the proposal will require a favorable vote of a majority of the votes cast at the Annual Meeting. Proxies not indicated to the contrary will be voted for the approval of the proposal.

NEW PLAN BENEFITS

With respect to the grant of options to executive officers of the Company, the decision whether or not to make any such grants, to whom such grants are made and the number and terms of options granted are entirely at the discretion of the Committee.

With respect to the grant of options to non-employee directors of the Company, in the past years, on January 1 of each calendar year, an NQSO to purchase 2,000 shares of Common Stock has been granted to each non-employee director who is a director of the Company on the last day of the prior calendar year or has ceased to be a director during the calendar year due to his or her death or attainment of an age greater than 65, at the fair market value per share on the date of grant. The Company anticipates continuing this practice in the future.





CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 1997 the Company entered in to an agreement with Dr. Stanley
J. Robboy a stockholder and director pursuant to which he agreed to lend money to the Company. The agreement provided for an partially secured $300,000 line of credit. The agreement provides for interest on the outstanding balance at the rate of 12% per annum. In connection with the loan, Dr. Robboy was granted options for up to 100,000 shares of common stock at a price of $2.00. per share. Dr. Searcy and Mr. Becker were each granted 10,000 options priced at $2.00 in return for their guarantee of Dr. Robboy's line of credit. At December 31, 1997, the loan balance was $192,439 and interest paid during 1997 was $21,321. At April 24, 1998, the balance of the loans was $267,439.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Representatives of Carlin Charron & Rosen LLP, the Company's auditors, are expected to be present at the meeting. The representatives will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS

All stockholder proposals which are intended to be presented at the next Annual Meeting of Stockholders of the Company contemplated to be held in 1999 must be received by the Company on or before January 12, 1998, for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.


MISCELLANEOUS

The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

A copy of the Company's Annual report on Form 10-KSB for the fiscal year ended December 31, 1997 is available without charge from Investor Relations, Pamet Systems, Inc., 1000 Main Street, Acton,
Massachusetts 01720, Telephone:  (978) 263-2060.

By order of the Board of Directors
ARTHUR V. JOSEPHSON, Jr. Clerk
Acton, Massachusetts
 May 14, 1998




PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD NOW.

Attachment A  - 1998 Stock Option Plan

PAMET SYSTEMS, INC.

        1998 STOCK OPTION  PLAN
        ..................................................

Section 1.  Purpose of the Plan

The purpose of the PAMET SYSTEMS, INC. 1998 Stock Option Plan (the "Plan") is to further the interests of Pamet Systems, Inc. (the "Company") and its shareholders by providing long-term incentives to those Employees of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries by granting them options to acquire the common stock, $.01 par value, of the Company ("Common Stock).

Section 2.  Definitions

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)    "Change of Control" means and includes each of the following:
(i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, of any securities of the Company such that, as a result of such acquisition, such person, entity or group beneficially owns (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, more than 30% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors of the Company; (ii) a change in the composition of the Board of Directors of the Company such that a majority of the members of the Board of Directors of the Company are not Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets.

Notwithstanding the foregoing, the preceding events shall not be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

(b) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(c) A "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

(d) "Employee" means all key employees, officers and directors of, or consultants to the Company or any Subsidiary of the Company.

(e) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

(f) "Fair Market Value" means, with the fair market value of Common Stock determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Common Stock on a particular day shall mean the last reported sale price as shown on the Composite
Tape of the New York Stock Exchange, or, in case no such reported sale price is quoted on such day, the average of the last reported closing bid and asked prices on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such exchange, the last reported sales price, or in case no such reported sales price is quoted on such day, the average of the last reported closing bid and asked prices on the principal national securities exchange (including, for purposes hereof, the National Association of Securities Dealers, Inc. National Market System) on which the Common Stock is listed or admitted to trading, or, if it is not listed or admitted to trading on any national securities exchange, the average of the last high closing bid price and the low closing asked price as reported on an inter-dealer quotation system. In the absence of any available public quotations for the Common Stock, the Board of Directors of the Company shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Company.

(g) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

(h)    "Option" means a right granted to a Participant pursuant to
Section 6(b) to purchase Common Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

(i) "Option Agreement" shall mean the written agreement, instrument or document evidencing an Option.

(j) "Participant" shall mean any individual receiving Options under the Plan.

(k) "Subsidiary" shall mean any subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

Section 3.  Administration of the Plan

The Plan shall be administered by the Board of Directors or, in its discretion, the Compensation Committee of the Board of Directors of the Company, provided that the Committee satisfies the requirements
of Rule 16b-3 under the Exchange Act (the "Committee").   Any action
of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select those key employees from among the Employees who will receive Options pursuant to the Plan ("Participants"), (b) to determine the number of shares of Common Stock for which an Option will be granted and the terms and conditions of any Option granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Option and waivers or accelerations thereof, and waivers of, or modifications to, performance conditions relating to an Option, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Option; (c) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (d) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to officers or managers of the Company or any Subsidiary or to unaffiliated service providers the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, Section 162(m) of the Code and applicable law.

Section 4. Participation in the Plan

Participants in the Plan shall be selected by the Committee in its sole discretion from among the Employees of the Company and its Subsidiaries.

Section 5. Plan Limitations; Shares Subject to the Plan

Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of Common Stock, available for issuance as Options under the Plan shall not exceed 250,000 shares.

No Option may be granted if the number of shares to which such Option relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Options, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Option are forfeited or such Option is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Option shall, to the extent of any such forfeiture, settlement, or termination, again be available for Options under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Option to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Option.

The maximum number of shares of Common Stock which may be granted as Options to any Participant in any calendar year shall not exceed
100,000 shares.

Section 6. Option Terms and Conditions

(a) General. Options may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Options shall be evidenced by an Option Agreement.

(b) Options. The Committee may grant Options to Participants on the following terms and conditions:
(i) Exercise Price. The exercise price of each Option shall be determined by the Committee at the time the Option is granted.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price shall be paid in cash or by the surrender at Fair Market Value of Common Stock, or by any combination of cash and shares of Common Stock, including, without limitation, cash, Common Stock, other Options, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Common Stock will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. Options intended to be ISO shall be granted only to Participants who are key employees of the Company or any Subsidiary. The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

Section 7. Additional Provisions Applicable to Options

(a) Stand-Alone, Additional, Tandem, and Substitute Options. Options granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Option granted under the Plan or any option or other incentive granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Option is granted in substitution for another Option, the Committee shall require the surrender of such other Option in consideration for the grant of the new Option. Options granted in addition to, or in tandem with, other Options may be granted either as of the same time as, or a different time from, the grant of such other Option or Options. The per share exercise price of any Option:

(i) granted in substitution for an outstanding Option shall be not less than the lesser of (A) the Fair Market Value of a share of Common Stock at the date such substitute Option is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Option required to be surrendered by the Participant as a condition to receipt of the substitute Option; or

(ii) retroactively granted in tandem with an outstanding Option, shall not be less than the lesser of the Fair Market Value of a share of Common Stock at the date of grant of the later Option or at the date of grant of the earlier Option.

(b) Exchange and Buy Out Provisions. The Committee may at any time offer to exchange or buy out any previously granted Option for a payment in cash, Common Stock, other Options (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

(c) Performance Conditions. The right of a Participant to exercise any Option, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.

(d) Term of Options. The term of each Option shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

(e) Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Option, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Option. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

(f) Change of Control. In the event of a Change of Control of the Company, all Options granted under the Plan that are still outstanding and not yet vested or exercisable shall become immediately 100% vested in each Participant, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Option. All Options that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Option.

Section 8.     Adjustments upon Changes in Capitalization;
               Acceleration in Certain Events

In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Options, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, and (iv) the exercise price relating to any Option or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Option; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate
Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of any Option as "performance-based compensation" under Section 162(m) of the Code.


Section 9. General Provisions

(a) Changes to the Plan and Options. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Options under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Option theretofore granted and any Option Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Option theretofore granted and any Option Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Option may materially and adversely affect the rights of such Participant under such Option.

The foregoing notwithstanding, any performance condition specified in connection with an Option shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of any Option as "performance-based compensation" under Section 162(m) of the Code.


(b) No Right to Option or Employment. No employee or other person shall have any claim or right to receive an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

(c) Taxes. The Company or any Subsidiary is authorized to withhold from any payment relating to the exercise of an Option under the Plan, including from any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

(d) Limits on Transferability; Beneficiaries. No Option or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Options and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Options (other than an Option which is an ISO) be transferable, without consideration, to immediate family members
(i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable.

(e) No Rights to Options; No Stockholder Rights. No Participant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Participants. No Option shall confer on any Participant any of the rights of a stockholder of the Company unless and until Common Stock is duly issued or transferred to the Participant in accordance with the terms of the Option.

(f) Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the affect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

(g) Effective Date. The Plan is effective as of the date of approval hereof by the stockholders.

(h) Stockholder Approval. Unless and until the Plan is approved by the stockholders of the Company at the Company's 1998 Annual Meeting of Stockholders, no Option may be granted.